UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 15, 2013

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Fusion Telecommunications International, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the "Meeting") on February 15, 2013, at 4:00 p.m., Eastern Standard Time.  The Meeting was held at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170.

Four proposals were presented for consideration and adopted by the Company's stockholders at the Meeting:

1.	The election of the nine (9) Director nominees identified below to hold office until the Company’s next Annual Meeting of Stockholders;

2.	Ratification of the engagement of Rothstein Kass (“RK”) to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2012;

3.	A proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock of the Company to 550,000,000; and

4.	A proposal to amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 16,500,000.

The number of shares cast for and against, as well as the number of abstentions and broker non-votes as to each of these matters is as follows:

Election of Directors	Shares For	Shares Withheld	Broker Non-Votes
Marvin S. Rosen	124,593,412	264,229	21,086,082
Matthew D. Rosen	124,592,812	264,829	21,086,082
Philip D. Turits	124,594,912	262,729	21,086,082
E. Alan Brumberger	124,595,412	262,229	21,086,082
Jack Rosen	124,593,312	264,329	21,086,082
Paul C. O'Brien	124,594,812	262,829	21,086,082
Michael J. Del Guidice	124,586,412	271,229	21,086,082
Larry Blum	124,595,312	262,329	21,086,082
William Rubin	124,595,412	262,229	21,086,082

Proposal	Shares For	Shares Against	Abstentions	Broker Non-Votes

Ratification of the appointment of Rothstein Kass as independent public accountants for the year ending December 31, 2012.	140,649,959	5,282,581	11,183	0

Proposal	Shares For	Shares Against	Abstentions	Broker Non-Votes

Amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock of the Company to 550,000,000	141,677,116	3,082,968	1,183,639	0

Proposal	Shares For	Shares Against	Abstentions	Broker Non-Votes

Amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 16,500,000	117,723,025	6,708,736	425,880	21,086,082

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

February 21, 2013	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
as President, Chief Operating Officer and Acting Chief Financial Officer

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